UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Commission File Number: 1-2198
DTE Electric Company

Michigan	38-0478650
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1221
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

2025 Series H 6.25% Junior Subordinated Debentures due 2085	DTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 16, 2026, the Board of Directors of DTE Energy Company (“DTE Energy”) approved execution of a Primary Supply Agreement (“PSA”) and a Clean Capacity Accelerator Agreement (“CCAA”) between DTE Energy’s wholly-owned subsidiary DTE Electric Company (“DTE Electric”) and Google LLC (“Customer”) a wholly owned subsidiary of Alphabet Inc.

Under the terms of the PSA, DTE Electric will provide electric service at its standard industrial rate to Customer’s future 1.0 gigawatt data center to be located in southeast Michigan (“Project”). The term of the PSA will run through December 2047, with options to extend the term. The PSA also establishes minimum monthly charges and, if applicable, termination fees if the PSA terminates early.

Under the terms of the CCAA, DTE Electric will, at Customer’s cost, deploy up to 480 megawatts of energy storage capacity and 1,600 megawatts of renewable generation to support its electric service to the Project. DTE Electric will operate the renewables and storage resources over the 20-year contract term, with options to extend upon mutual agreement of Customer and DTE Electric. The CCAA requires Customer to provide DTE Electric with Zonal Resource Credits of approximately 300 megawatts of accredited capacity in MISO Zone 7 at no cost to DTE Electric. Customer's parent is providing credit support to DTE Electric for both the PSA and CCAA.

The foregoing description of the PSA and the CCAA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA and the CCAA, copies of which will be filed with DTE Energy’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.
Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the "Forward-Looking Statements" section in DTE Energy's and DTE Electric Company's (DTE Electric) 2025 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 17, 2026

DTE ENERGY COMPANY (Registrant)

/s/David Ruud
David Ruud
Vice Chairman and Chief Financial Officer

DTE ELECTRIC COMPANY (Registrant)

/s/David Ruud
David Ruud
Vice Chairman and Chief Financial Officer